FIRST FUNDS

Bond Portfolio, Class III

Intermediate Bond Portfolio, Class III

SUPPLEMENT DATED JUNE 29, 2001
TO THE OCTOBER 28, 2000 PROSPECTUSES

This supplement provides new information beyond that contained in the Prospectuses, and should be read in conjunction with such Prospectuses.

The Bond and Intermediate Bond Portfolios (the "Portfolios") have in place a contingent deferred sales charge ("CDSC") that currently applies to redemptions made during the first year after purchase of Class III shares of the Portfolios. However, the Trustees of First Funds Trust (the "Trust") approved an extension to the CDSC for Class III shares of the Portfolios at the March 8, 2001 meeting of the Board of Trustees.

Effective August 1, 2001, a 1.00% CDSC will be imposed on redemptions of Class III shares of the Portfolios within the first sixteen months after purchase, applicable to all new sales, including subsequent investments by existing shareholders.

The first footnote to the "Fees and Expenses" table on page 3 of each Prospectus for the Portfolios shall be deleted in its entirety and replaced with the following language:

Applied to redemptions made during the first sixteen months after purchase.

The last sentence in the third paragraph of the section entitled "How Are Exchanges Made" on page 16 of the Prospectus for the Bond Portfolio and the third to the last sentence in the third paragraph of the section entitled "How Are Exchanges Made" on page 16 of the Prospectus for the Intermediate Bond Portfolio shall be deleted in their entirety and replaced with the following language:

Also, Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in the first sixteen months.